EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, David W. Brunton, the Chief Financial Officer of SBE, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

3. The Company's Annual Report on Form 10-K for the year ended October 31, 2003, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of
            Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

4. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operation of the Company at the end of the period covered by the Periodic Report.


Dated:      January 23, 2004

/s/ David W. Brunton
---------------------------------
David W. Brunton
Chief Financial Officer




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